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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 2, 1997



                           DOMINION BRIDGE CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         1-10372                      23-2577796
State or other                    (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation or
organization

                               500 Rue Notre Dame,
                                     Lachine
                                 Quebec, H8S 2B2
                     (Address of principal executive office)


                  Registrant's telephone number: (514) 634-3550

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Proforma financial information.

                  Not applicable.

         (c)      Exhibits (referenced to Item 601 of Regulation S-K).

                  3(i)   Certificate of Correction to Certificate of
                           Incorporation of Dominion Bridge Corporation, as filed June 3, 1997 (Restated Certificate of Incorporation filed July 25, 1989).

                  3(ii)  Certificate of Correction to Certificate of
                           Incorporation of Dominion Bridge Corporation, as filed June 3, 1997 (Certificate of Amendment filed January 31, 1992).

                  3(iii) Certificate of Correction to Certificate of
                           Incorporation of Dominion Bridge Corporation, as filed June 3, 1997 (Restated Certificate of Incorporation filed on September 5, 1996).
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DOMINION BRIDGE CORPORATION



Dated:  June 12, 1997                   By: /s/ Michel L. Marengere
                                           ------------------------
                                            Michel L. Marengere,
                                            Chairman and CEO
                                            (Chief Executive Officer)

                          CERTIFICATE OF CORRECTION TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           DOMINION BRIDGE CORPORATION
                        FILED UNDER SECTION 103(f) OF THE
                        DELAWARE GENERAL CORPORATION LAW

         It is hereby certified that:

         1. The present name of the Corporation is DOMINION BRIDGE CORPORATION (the "Corporation"). The Corporation was originally incorporated under the name of "Cedar Group, Inc." by the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware on February 16, 1989. A Restated Certificate of Incorporation was filed on July 25, 1989 (the "Restated Certificate of Incorporation") which requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware (the "GCL").

         2. The Restated Certificate of Incorporation contained amendments which were not adopted in accordance with the provisions of the General Corporation Law of the State of Delaware ("GCL") and were, therefore, ineffective to amend the provisions of the Corporation's Certificate of Incorporation. These inaccuracies consisted of Article FIFTH captioned "Indemnification and Insurance" and Article SIXTH captioned "Liability of Directors" which are incorrect, represent amendments that were not properly adopted and, therefore, were ineffective and incorrectly included within the Restated Certificate of Incorporation. In addition, the Restated Certificate of Incorporation did not include Article SEVENTH and Article EIGHTH both of which were included within the Corporation's Certificate of Incorporation and were not deleted pursuant to amendments adopted in accordance with the provisions of the GCL and were, therefore, ineffective and incorrectly included within the Restated Certificate of Incorporation. Article FIFTH and Article SIXTH as contained in the Certificate of Incorporation as filed with the Secretary of State of Delaware on February 16, 1989 were inadvertently omitted from the Restated Certificate of Incorporation as filed with the Secretary of State of Delaware on July 25, 1989.

         3. Due to the inaccuracies described in paragraph 2 above, Article FIFTH and Article SIXTH of the Amended Certificate of Incorporation shall be corrected to read as follows:

            "FIFTH: The name and address of the incorporator is as follows:


            Name                       Address

            C. Lawrence Rutstein       1500 Chestnut Street
                                       Suite 1600
                                       Philadelphia, PA  19102"
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         "SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation."

         4. Due to the inaccuracies described in paragraph 2 above, the Restated Certificate of Incorporation should have included Articles SEVENTH and EIGHTH and shall be corrected so that Article SEVENTH and Article EIGHTH read as follows:

                  "SEVENTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide."

                  "EIGHTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this shall not exempt a director from liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which a director derived an improper personal benefit."

         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Correction on this 3rd day of June, 1997.



ATTEST:                                  DOMINION BRIDGE CORPORATION


/s/   Olivier Despres                    /s/   Nicolas Matossian
---------------------------              -----------------------------
Olivier Despres                          Nicolas Matossian
Secretary                                President









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
                          CERTIFICATE OF CORRECTION TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           DOMINION BRIDGE CORPORATION
                        FILED UNDER SECTION 103(f) OF THE
                        DELAWARE GENERAL CORPORATION LAW

         It is hereby certified that:

         1. The present name of the Corporation is DOMINION BRIDGE CORPORATION (the "Corporation"). The Corporation was originally incorporated under the name of "Cedar Group, Inc." by the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware on February 16, 1989. A Certificate of Amendment was filed on January 31, 1992 which requires correction as permitted by subsection (f) of Section 103 of the GCL.

         2. The Certificate of Amendment filed January 31, 1992 included certain amendments captioned "SEVENTH: Board of Directors" which contained an inaccuracy and shall be corrected such that the word "SEVENTH" shall be deleted and replaced with the word "NINTH".

         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Correction on this 3rd day of June, 1997.



ATTEST:                          DOMINION BRIDGE CORPORATION


/s/  Olivier Despres             /s/   Nicolas Matossian
--------------------------       ---------------------------------
Olivier Despres                  Nicolas Matossian
Secretary                        President

                          CERTIFICATE OF CORRECTION TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           DOMINION BRIDGE CORPORATION
                        FILED UNDER SECTION 103(f) OF THE
                        DELAWARE GENERAL CORPORATION LAW

         It is hereby certified that:

         1. The present name of the Corporation is DOMINION BRIDGE CORPORATION (the "Corporation"). The Corporation was originally incorporated under the name of "Cedar Group, Inc." by the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware on February 16, 1989. A Restated Certificate of Incorporation was filed on September 5, 1996 (the "Restated Certificate of Incorporation") which requires correction as permitted by subsection (f) of Section 103 of the GCL.

         2. The Restated Certificate of Incorporation contained provisions which were not adopted in accordance with the provisions of the General Corporation Law of the State of Delaware ("GCL") and were, therefore, ineffective. These inaccuracies consisted of Article FIFTH captioned "Indemnification and Insurance" and Article SIXTH captioned "Liability of Directors" which are incorrect, represent provisions that were not properly adopted and, therefore, were ineffective and incorrectly included within the Restated Certificate of Incorporation. In addition, the Restated Certificate of Incorporation did not include Article SEVENTH and Article EIGHTH both of which were included within the Corporation's Certificate of Incorporation and were not deleted pursuant to amendments adopted in accordance with the provisions of the GCL and were, therefore, ineffective and incorrectly included within the Restated Certificate of Incorporation. Finally, Article SEVENTH appearing in the Restated Certificate of Incorporation was incorrect in that it should have been Article NINTH. Article FIFTH and Article SIXTH as contained in the Certificate of Incorporation as filed with the Secretary of state of Delaware on February 16, 1989 were inadvertently omitted from the Restated Certificate of Incorporation as filed with the Secretary of State of Delaware on September 5, 1996.

         3. Due to the inaccuracies described in paragraph 2 above, Article FIFTH and Article SIXTH of the Amended Certificate of Incorporation shall be corrected to read as follows:

         "FIFTH: The name and address of the incorporator is as follows:

         Name                            Address

         C. Lawrence Rutstein            1500 Chestnut Street
                                         Suite 1600
                                         Philadelphia, PA  19102"

                  "SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation."

         5. Due to the inaccuracies described in paragraph 2 above, Article SEVENTH of the Restated Certificate of Incorporation shall be corrected such that the word "SEVENTH" shall be deleted and replaced with the word "NINTH".

         6. Due to the inaccuracies described in paragraph 2 above, the Restated Certificate of Incorporation should have included Articles SEVENTH and EIGHTH and shall be corrected so that Article SEVENTH and Article EIGHTH read as follows:

                  "SEVENTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide."

                  "EIGHTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this shall not exempt a director from liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which a director derived an improper personal benefit."

         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Correction on this 3rd day of June, 1997.



ATTEST:                              DOMINION BRIDGE CORPORATION


/s/   Olivier Despres                /s/   Nicolas Matossian
-----------------------------        --------------------------------
Olivier Despres                      Nicolas Matossian
Secretary                            President



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